Exhibit 99.2

[Graphic Appears Here] Q4 and Full Year 2024 Earnings Presentation March 14, 2025 Important Information

Cautionary Statement Regarding Forward-Looking Statements This presentation contains forward-looking statements. The matters discussed in this presentation, as well as in future oral and written statements by management of Portman Ridge Finance Corporation (“PTMN”, “Portman Ridge” or the “Company”), that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance and include, but are not limited to, projected financial performance, expected development of the business, plans and expectations about future investments, our contractual arrangements and relationships with third parties, the ability of our portfolio companies to achieve their objectives, the ability of the Company’s investment adviser to attract and retain highly talented professionals, our ability to maintain our qualification as a regulated investment company and as a business development company, our compliance with covenants under our borrowing arrangements, and the future liquidity of the Company. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “outlook”, “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Forward-looking statements are subject to change at any time based upon economic, market or other conditions, including with respect to the impact of the COVID-19 pandemic and its effects on the Company and its portfolio companies’ results of operations and financial condition. More information on these risks and other potential factors that could affect the Company’s financial results, including important factors that could cause actual results to differ materially from plans, estimates or expectations included herein, is included in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed quarterly report on Form 10-Q and annual report on Form 10-K, as well as in subsequent filings. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this presentation should not be regarded as a representation by us that our plans and objectives will be achieved. We do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required to be reported under the rules and regulations of the SEC. 2

Quarterly Highlights Q4 2024 Highlights ? Total investment income for the quarter ended December 31, 2024, was $14.4 million, of which $12.2 million was attributable to interest income, inclusive of payment-in-kind income, from the Debt Securities Portfolio. This compares to $15.2 million of total investment income, of which $12.7 million was attributable to interest income, inclusive of payment-in-kind income, from the Debt Securities Portfolio. ? Core investment income(1) for the quarter ended December 31, 2024, was $14.4 million, as compared to $15.2 million for quarter ended September 30, 2024. ? Net investment income (“NII”) for the quarter ended December 31, 2024, was $5.5 million, or $0.60 per share, as compared to $5.8 million, or $0.63 per share, for quarter ended September 30, 2024. ? Net asset value (“NAV”) as of December 31, 2024, was $178.5 million ($19.41 per share) as compared to $188.0 million ($20.36 per share) as of September 30, 2024. ? Total shares repurchased in open market transactions under the Renewed Stock Repurchase Program during the quarter ended December 31, 2024, were 38,191 at an aggregate cost of approximately $0.7 million, which was accretive to NAV by $0.01 per share. ? Total investments at fair value as of December 31, 2024 was $405.0 million, spread across 28 different industries (when excluding CLO Funds and Joint Ventures) and comprised of 93 different portfolio companies. Our debt investment portfolio, excluding our investments in the CLO Funds, equities and Joint Ventures, totaled $320.7 million at fair value as of December 31, 2024 and was spread across 26 different industries with an average par balance per entity of approximately $2.5 million. This compares to total investments at fair value as of September 30, 2024, of $429.0 million; the debt investment portfolio at fair value as of September 30, 2024 was $347.0 million, excluding our investments in the CLO Funds, equities and Joint Ventures, and was spread across 28 different industries with an average par balance per entity of approximately $2.7 million. ? Weighted average contractual interest rate on our interest earning Debt Securities Portfolio as of December 31, 2024, was approximately 11.3%. ? Non-accruals on debt investments, as of December 31, 2024, were six debt investments representing 1.7% and 3.4% of the Company’s investment portfolio at fair value and amortized cost, respectively. This compares to nine debt investments representing 1.6% and 4.5% of the Company’s investment portfolio at fair value and amortized cost, respectively, as of September 30, 2024. ? Par value of outstanding borrowings, as of December 31, 2024, was $267.5 million compared to $267.5 million as of September 30, 2024, with an asset coverage ratio of 167% and 170% respectively. On a net basis, leverage as of December 31, 2024, was 1.3x(2) as compared to net leverage of 1.3x(2) as of September 30, 2024. ? Change in Dividend Policy: The Company’s Board of Directors (the “Board”) modified the Company’s dividend policy to introduce a stable base distribution, which is anticipated to be sustainable across market cycles. Additionally, the Board intends to declare a quarterly supplemental distribution going forward, which will approximate 50% of net investment income in excess of the quarterly base distribution to account for fluctuations in rates and spreads. ? Distribution: Declared a regular quarterly base distribution of $0.47 per share of common stock and a supplemental cash distribution of $0.07 per share of common stock. The distribution is payable on March 31, 2025, to stockholders of record at the close of business on March 24, 2025. ? On January 30, 2025, the Company entered into a Proposed Merger agreement with LRFC. Under the agreement, LRFC will merge with and into PTMN, subject to the receipt of certain shareholder approvals and the satisfaction of other closing conditions. Pursuant to the Proposed Merger agreement, Portman Ridge will be the surviving public entity and will continue to trade on the Nasdaq under the symbol “PTMN.” In connection with the Proposed Merger, shareholders of LRFC will receive 1.50 newly issued shares of PTMN common stock in exchange for each share of common stock of LRFC (the “Fixed Exchange Ratio”). (1) Core investment income represents reported total investment income as determined in accordance with U.S. generally accepted accounting principles, or U.S. GAAP, less the impact of purchase price discount accounting in connection with the Garrison Capital Inc. (“GARS”) and Harvest Capital Credit Corporation (“HCAP”) mergers. Portman Ridge believes presenting core investment income and the related per share amount is useful and appropriate supplemental disclosure for analyzing its financial performance due to the unique circumstance giving rise to the purchase accounting adjustment. However, core investment income is a non-U.S. GAAP measure and should not be considered as a replacement for total investment income and other earnings measures presented in accordance with U.S. GAAP. Instead, core investment income should be reviewed only in connection with such U.S. GAAP measures in analyzing Portman Ridge’s financial performance. (2) Net leverage is calculated as the ratio between (A) debt, excluding unamortized debt issuance costs, less available cash and cash equivalents, and restricted cash and (B) NAV. Portman Ridge believes presenting a net leverage ratio is useful and appropriate supplemental disclosure because it reflects the Company’s financial condition net of $40.0 million and $26.8 million of cash and cash equivalents and restricted cash as of December 31, 2024 and September 30, 2024, respectively. However, the net leverage ratio is a non-U.S. GAAP measure and should not be considered as a replacement for the regulatory asset coverage ratio and other similar information presented in accordance with U.S. GAAP. Instead, the net leverage ratio should be reviewed only in connection with such U.S. GAAP measures in analyzing Portman Ridge’s financial condition. 3

PORTMAN RIDGE

Financial Highlights

($ in thousands, except per share amounts)	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024
Interest income, excluding CLO income and purchase discount accretion	$13,196	$12,088	$11,587	$11,434	$10,040
Purchase discount accounting	67	73	112	25	25
PIK Investment Income	2,081	2,006	2,201	1,552	2,427
CLO Income	119	555	526	254	176
JV Income	2,087	1,653	1,800	1,669	1,454
Service Fees	238	151	111	243	270
Investment Income	**$ 17,788**	**$ 16,526**	**$ 16,337**	**$ 15,177**	**$ 14,392**
Less: Purchase discount accounting	**($67)**	**($73)**	**($112)**	**($25)**	**($25)**
Core investment income[1]	**$ 17,721**	**$ 16,453**	**$ 16,225**	**$ 15,152**	**$ 14,367**
Expenses:					
Management fees	1,786	1,729	1,680	1,611	1,539
Performance-based incentive fees	2,367	1,234	1,374	1,230	1,174
Interest and amortization of debt issuance costs	6,259	5,725	5,365	5,120	4,572
Professional fees	687	604	470	283	516
Administrative services expense	268	356	361	596	458
Directors' expense	162	162	161	143	144
Other general and administrative expenses	405	490	449	392	450
Total expenses	**$11,934**	**$10,300**	**$9,860**	**$9,375**	**$8,853**
Less: Expense Reimbursment	($5,309)	—	—	—	—
Net Expenses	**$6,625**	**$10,300**	**$9,860**	**$9,375**	**$8,853**
Net Investment Income	**$ 11,163**	**$ 6,226**	**$ 6,477**	**$ 5,802**	**$ 5,539**
Excluding impact of expense reimbursment	$4,371	—	—	—	—
Core net investment income[2]	**$ 6,792**	**$ 6,153**	**$ 6,384**	**$ 5,781**	**$ 5,518**
Net realized gain (loss) on investments	(15,574)	(2,057)	(6,922)	(11,419)	(10,785)
Net change in unrealized gain (loss) on investments	11,750	71	(5,966)	4,511	2,390
Tax (provision) benefit on realized and unrealized gains (losses) on investments	(257)	459	78	—	316
Net realized gain (loss) on extinguishment of debt	(87)	(213)	(39)	(403)	—
Net increase/(decrease) in Core net assets resulting from operations	**$2,611**	**$4,413**	**$ (6,465)**	**$ (1,530)**	**$ (2,561)**

Per Share	**Q4 2023**	**Q1 2024**	**Q2 2024**	**Q3 2024**	**Q4 2024**
Core Net Investment Income	$0.72	$0.66	$0.69	$0.63	$0.60
Net Realized and Unrealized Gain / (Loss) on Investments	($0.41)	($0.21)	($1.39)	($0.75)	($0.91)
Net Core Earnings	$0.28	$0.47	($0.70)	($0.17)	($0.28)
Distributions declared	$0.69	$0.69	$0.69	$0.69	$0.54
Net Asset Value	$22.76	$22.57	$21.21	$20.36	$19.41

(1) Core investment income represents reported total investment income as determined in accordance with U.S. generally accepted accounting principles, or U.S. GAAP, less the impact of purchase price discount accounting in connection with the GARS and HCAP mergers. Portman Ridge believes presenting core investment income and the related per share amount is useful and appropriate supplemental disclosure for analyzing its financial performance due to the unique circumstance giving rise to the purchase accounting adjustment. However, core investment income is a non-U.S. GAAP measure and should not be considered as a replacement for total investment income and other earnings measures presented in accordance with U.S. GAAP. Instead, core investment income should be reviewed only in connection with such U.S. GAAP measures in analyzing Portman Ridge's financial performance.

(2) Core net investment income represents reported total net investment income as determined in accordance with U.S. generally accepted accounting principles, or U.S. GAAP, less the impact of purchase price discount accounting in connection with the GARS and HCAP mergers, while also considering the impact of accretion from these mergers on expenses, such as incentive fees. Portman Ridge believes presenting core net investment income and the related per share amount is useful and appropriate supplemental disclosure for analyzing its financial performance due to the unique circumstance giving rise to the purchase accounting adjustment and the reimbursement. However, core net investment income is a non-U.S. GAAP measure and should not be considered as a replacement for total net investment income and other earnings measures presented in accordance with U.S. GAAP. Instead, core net investment income should be reviewed only in connection with such U.S. GAAP measures in analyzing Portman Ridge's financial performance. See slide 7 for a presentation of Reported net investment income in comparison to Core net investment income and a reconciliation thereof.

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Impact of Benchmark Rates ? As of December 31, 2024, substantially all of our floating rate assets were on SOFR contract. ? If all floating rate assets as of 12/31/24 were reset to current 3-month benchmark rates 4.32%, we would expect to experience an incremental reduction in quarterly income of ~$84k. Blended Contracted SOFR at Month End 6.00% 5.50% 5.25% 5.23% 5.18% 5.16% 5.17% 5.00% 4.86% 4.70% 4.75% 4.55% 4.50% 4.36% 4.32% 4.21% 3.99% 4.00% 3.44% 3.50% 3.03% 3.00% 2.50% 2.15% 1.94% 1.92% 2.00% 1.50% 1.00% 0.50% 0.00% 6/30 7/31 8/31 9/30 10/31 11/30 12/31 1/31 2/28 3/31 6/30 9/30 12/31 3/31 6/30 9/30 12/31 3m SOFR (2/28/25) (1) 3-month SOFR per Bloomberg as of February 28, 20225. 5

Limited Repayment Activity ? Over the last three years, Portman has experienced an average of ~$1.1 million in income related to repayment / prepayment activity as compared to the current quarter of $0.4 million. Paydown Income by Quarter ($ in 000s) 5,000 4,500 4,000 3,500 3,000 2,500 2,000 1,500 Quarterly Average: $1,046 1,000 50% of Average: $523 500 438 — Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 6

PORTMAN RIDGE

Core Earning Analysis

($ in '000s except per share)	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024
Interest Income:					
Non-controlled/non-affiliated investments	12,760	12,621	11,913	11,357	9,145
Non-controlled affiliated investments	622	95	312	356	1,096
Total interest income	13,382	12,716	12,225	11,713	10,241
Payment-in-kind income:					
Non-controlled/non-affiliated investments	1,968	1,894	2,018	1,343	2,217
Non-controlled affiliated investments	113	112	183	209	210
Total payment-in-kind income	2,081	2,006	2,201	1,552	2,427
Dividend income:					
Non-controlled affiliated investments	2,087	1,653	1,800	1,669	1,454
Controlled affiliated investments	-	-	-	-	-
Total dividend income	2,087	1,653	1,800	1,669	1,454
Fees and other income:					
Non-controlled/non-affiliated investments	238	151	111	243	270
Total fees and other income	238	151	111	243	270
Reported Investment Income	**$17,788**	**$16,526**	**$16,337**	**$15,177**	**$14,392**
Less: Purchase discount accouting	(67)	(73)	(112)	(25)	(25)
Core Investment Income	**$17,721**	**$16,453**	**$16,225**	**$15,152**	**$14,367**
Reported					
Net Investment Income	$11,163	$6,226	$6,477	$5,802	$5,539
NII Per Share	*$1.17*	*$0.67*	*$0.70*	*$0.63*	*$0.60*
Core					
Net Investment Income [1]	$6,779	$6,153	$6,384	$5,781	$5,518
NII Per Share	*$0.71*	*$0.66*	*$0.69*	*$0.63*	*$0.60*

(1) Core net investment income represents reported total net investment income as determined in accordance with U.S. generally accepted accounting principles, or U.S. GAAP, less the impact of purchase price discount accounting in connection with the GARS and HCAP mergers, while also considering the impact of accretion from these mergers on expenses. Portman Ridge believes presenting core net investment income and the related per share amount is useful and appropriate supplemental disclosure for analyzing its financial performance due to the unique circumstance giving rise to the purchase accounting adjustment. However, core net investment income is a non-U.S. GAAP measure and should not be considered as a replacement for total net investment income and other earnings measures presented in accordance with U.S. GAAP. Instead, core net investment income should be reviewed only in connection with such U.S. GAAP measures in analyzing Portman Ridge's financial performance.

7

PORTMAN RIDGE

Net Asset Value Rollforward

($ in '000s)	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024
NAV, Beginning of Period	$214,755	$213,518	$210,607	$196,429	$187,982
Net Investment Income	11,163	6,226	6,477	5,802	5,539
Realized Gains (Losses) from Investment transactions	(15,574)	(2,057)	(6,922)	(11,419)	(10,785)
Net change in unrealized appreciation (depreciation) on investments	11,750	71	(5,966)	4,511	2,390
Tax (provision) benefit on realized and unrealized gains (losses) on investments	(257)	459	78	-	316
Realized Gains (Losses) from extinguishments of debt	(87)	(213)	(39)	(403)	-
Net Decrease in Assets Resulting from Distributions	(6,516)	(6,444)	(6,411)	(6,382)	(6,345)
Stock Repurchases	(1,790)	(953)	(1,553)	(638)	(688)
Distribution Reinvestment Plan	74	-	158	82	84
NAV, End of Period	**$213,518**	**$210,607**	**$196,429**	**$187,982**	**$178,493**

Leverage and Asset Coverage	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024
Gross Leverage	1.5x	1.4x	1.5x	1.4x	1.5x
Net Leverage[1]	1.2x	1.2x	1.3x	1.3x	1.3x
Asset Coverage	165%	171%	169%	170%	167%

[1] Net leverage is calculated as the ratio between (A) debt, excluding unamortized debt issuance costs, less available cash and cash equivalents, and restricted cash and (B) NAV. Portman Ridge believes presenting a net leverage ratio is useful and appropriate supplemental disclosure because it reflects the Company's financial condition net of $40.0 million, $26.8 million, $36.6 million, $39.6 million, and $71.2 million of cash and cash equivalents and restricted cash as of December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024, and December 31, 2023, respectively. However, the net leverage ratio is a non-U.S. GAAP measure and should not be considered as a replacement for the regulatory asset coverage ratio and other similar information presented in accordance with U.S. GAAP. Instead, the net leverage ratio should be reviewed only in connection with such U.S. GAAP measures in analyzing Portman Ridge's financial condition.

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(1) Current Portfolio Profile Diversified Portfolio of Assets 93 Debt + Equity Portfolio Investee Companies $2.5mm / 1% Average Debt Position Size U.S Centric Investments: Nearly 100% US-Based Companies Focus on Non-Cyclical Industries with High FCF Generation Credit quality has been stable during the rotation period Diversification by Borrower(2) Borrower 1, 5.0% Borrower 2, 4.2% Top 5 Borrowers, 20.6% Borrower 3, 3.9% Borrower 4, 3.8% Borrower 5, 3.7% Remainder, 38.4% Next 6-10 Investment, 14.3% Next 11-25 Investments, 26.8% Asset Mix(2) Second Lien Debt, 8.4% Equity Securities, First Lien Debt, 7.2% 83.9% Subordinated Debt, 0.5% Industry Diversification(2) Services: Business, Other, 19.6% 15.0% Aerospace and Defense, 3.3% High Tech Industries, Beverage, Food 14.5% and Tobacco, 3.4% Media: Broadcasting & Subscription, 3.8% Machinery (Non- Banking, Finance, Agrclt/Constr/Electr), 3.9% Insurance & Real Estate, 12.3% Finance, 4.3% Consumer goods: Durable, 7.8% Healthcare & Pharmaceuticals, 12.1% (1) As of December 31, 2024. Figures shown do not include, CLO Funds, F3C JV or Series A-Great Lakes Funding II LLC, and derivatives. (2) Shown as % of debt and equity investments at fair market value. 9

PORTMAN RIDGE

Portfolio Trends[1][2]

($ in '000s)	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024
Portfolio Sourcing (at Fair Value):					
BC Partners	$357,645	$365,041	$348,856	$339,747	$317,588
Legacy KCAP	$26,274	$23,865	$23,333	$20,788	$20,291
Legacy OHAI	$1,188	$0	$0	$0	$0
Legacy GARS	$69,488	$68,895	$60,790	$57,683	$58,123
Legacy HCAP[3]	$13,271	$13,454	$11,391	$10,760	$9,019
Portfolio Summary:					
Total portfolio, at fair value	**$467,865**	**$471,255**	**$444,370**	**$428,978**	**$405,021**
Total number of debt portfolio companies / Total number of investments[4]	80 / 174	79 / 187	75/196	72/194	71/180
Weighted Avg EBITDA of debt portfolio companies	$108,229	$111,355	$104,439	$111,503	$112,400
Average size of debt portfolio company investment, at fair value	$3,165	$2,818	$2,602	$2,662	$2,508
Weighted avg first lien / total leverage ratio (net) of debt portfolio	5.0x / 5.8x	5.0x / 5.7x	5.0x/5.8x	5.0x/5.8x	5.0x/5.8x
Portfolio Yields and Spreads:					
Weighted average yield on debt investments at par value[5]	12.3%	12.1%	12.4%	11.9%	11.3%
Average Spread to SOFR	750 bps	743 bps	752 bps	718 bsp	739 bsp
Portfolio Activity:					
Beginning balance	$500,419	$467,865	$471,255	$444,370	$428,978
Purchases / draws / PIK	18,061	39,080	16,220	4,543	26,764
Exits / repayments / amortization	(48,148)	(35,440)	(32,096)	(14,670)	(43,489)
Gains / (losses) / accretion	(2,467)	(250)	(11,009)	(5,265)	(7,232)
Ending Balance	**$467,865**	**$471,255**	**$444,370**	**$428,978**	**$405,021**

(1) For comparability purposes, portfolio trends metrics exclude short-term investments and derivatives.
(2) Excludes select investments where the metric is not applicable, appropriate, data is unavailable for the underlying statistic analyzed
(3) Includes assets purchased from affiliate of HCAP's former manager in a separate transaction.
(4) CLO holdings and Joint Ventures are excluded from investment count.
(5) Excluding non-accrual investments, CLO holdings and Joint Ventures.

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Credit Quality ? As of December 31, 2024, six of the Company’s debt investments were on non-accrual status and represented 1.7% and 3.4% of the Company’s investment portfolio at fair value and amortized cost, respectively ($ in ‘000s) Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Investments Credit Quality – Internal Rating (1) Performing 93.7% 93.7% 96.4% 92.3% 92.4% Underperforming 6.3% 6.3% 3.6% 7.7% 7.6% Investments on Non-Accrual Status Number of Non-Accrual Investments 7 7 9 9 6 Non-Accrual Investments at Cost $17,260 $17,130 $23,333 $22,532 $16,313 Non-Accrual Investments as a % of Total Cost 3.2% 3.2% 4.5% 4.5% 3.4% Non-Accrual Investments at Fair Value $6,106 $2,152 $2,024 $6,921 $6,869 Non-Accrual Investments as a % of Total Fair Value 1.3% 0.5% 0.5% 1.6% 1.7% (1) Based on fair market value as of the end of the respective period. 11

(1) Portfolio Composition Investment Portfolio ($ in ‘000s) Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 First Lien Debt $336,599 $345,978 $320,815 $316,444 $289,957 Second Lien Debt 41,254 38,925 36,386 28,885 28,996 Subordinated Debt 1,224 1211 1,693 1,696 1,740 Equity Securities 20,533 23,428 23,830 22,879 24,762 Collateralized Loan Obligations 8,968 8,549 7,354 6,786 5,193 Joint Ventures 59,287 53,164 54,292 52,288 54,153 Derivatives — — — — 220 Ending Balance $467,865 $471,255 $444,370 $428,978 $405,021 Investment Portfolio (% of total) Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 First Lien Debt 71.9% 73.4% 72.1% 73.8% 71.6% Second Lien Debt 8.8% 8.3% 8.2% 6.7% 7.2% Subordinated Debt 0.3% 0.3% 0.4% 0.4% 0.4% Equity Securities 4.4% 5.0% 5.4% 5.3% 6.1% Collateralized Loan Obligations 1.9% 1.8% 1.7% 1.6% 1.3% Joint Ventures 12.7% 11.3% 12.2% 12.2% 13.4% Derivatives — — — — 0.0% Total 100.0% 100.0% 100.0% 100.0% 100.0% (1) At Fair Value at the end of the respective period. Does not include activity in short-term investments and derivatives. 12

M&A Value Realization ? M&A Value Realization as of December 31, 2024: [Graphic Appears Here] 13

Appendix

Consolidated Statements of Assets and Liabilities December 31, 2024 December 31, 2023 ASSETS Investments at fair value: Non-controlled/non-affiliated investments (amortized cost of $358,153 and $426,630, respectively) $ 327,622 $ 398,325 Non-controlled affiliated investments (amortized cost of $68,858 and $55,611, respectively) 64,384 55,222 Controlled affiliated investments (amortized cost of $49,421 and $58,041, respectively) 13,015 14,318 Total Investments at fair value (amortized cost of $476,432 and $540,282, respectively) $ 405,021 $ 467,865 Cash and cash equivalents 17,532 26,912 Restricted cash 22,421 44,652 Interest receivable 6,088 5,162 Receivable for unsettled trades — 573 Due from affiliates 1,367 1,534 Other assets 1,205 2,541 Total Assets $ 453,634 $ 549,239 LIABILITIES 2018-2 Secured Notes (net of original issue discount of $- and $712, respectively) $ — $ 124,971 4.875% Notes Due 2026 (net of deferred financing costs and original issue discount of $1,017 and $1,786, respectively) 106,983 106,214 Great Lakes Portman Ridge Funding LLC Revolving Credit Facility (net of deferred financing costs of $1,322 and $775, respectively) 158,157 91,225 Payable for unsettled trades — 520 Accounts payable, accrued expenses and other liabilities 3,007 4,252 Accrued interest payable 3,646 3,928 Due to affiliates 635 458 Management and incentive fees payable 2,713 4,153 Total Liabilities $ 275,141 $ 335,721 COMMITMENTS AND CONTINGENCIES NET ASSETS Common stock, par value $0.01 per share, 20,000,000 common shares authorized; 9,960,785 issued, and 9,198,175 outstanding at December 31, 2024, and 9,943,385 issued, and 9,383,132 outstanding at December 31, 2023 $ 92 $ 94 Capital in excess of par value 714,331 717,835 Total distributable (loss) earnings (535,930) (504,411) Total Net Assets $ 178,493 $ 213,518 Total Liabilities and Net Assets $ 453,634 $ 549,239 Net Asset Value Per Common Share $ 19.41 $ 22.76 15

PORTMAN RIDGE

Consolidated Statements of Operations

	For the Year Ended December 31, 2024	2023	2022
INVESTMENT INCOME			
Interest income:			
Non-controlled/non-affiliated investments	$ 45,036	$ 55,675	$ 51,090
Non-controlled affiliated investments	1,859	2,728	3,150
Total interest income	46,895	58,403	54,240
Payment-in-kind income:			
Non-controlled/non-affiliated investments[1]	7,472	6,662	4,950
Non-controlled affiliated investments	714	406	477
Controlled affiliated investments	—	—	181
Total payment-in-kind income	8,186	7,068	5,608
Dividend income:			
Non-controlled affiliated investments	6,576	6,764	4,450
Controlled affiliated investments	—	2,184	4,141
Total dividend income	6,576	8,948	8,591
Fees and other income:			
Non-controlled/non-affiliated investments	775	1,882	1,135
Non-controlled affiliated investments	—	14	40
Total fees and other income	775	1,896	1,175
Total investment income	$ 62,432	$ 76,315	$ 69,614
EXPENSES			
Management fees	6,559	7,452	8,349
Performance-based incentive fees	5,012	7,374	6,126
Interest and amortization of debt issuance costs	20,782	25,306	17,701
Professional fees	1,873	1,999	2,768
Administrative services expense	1,771	2,377	3,364
Directors' expense	610	630	632
Other general and administrative expenses	1,781	1,713	1,784
Total expenses	$ 38,388	$ 46,851	$ 40,724
Expense reimbursement	—	(5,309)	—
Net expenses	38,388	41,542	40,724
NET INVESTMENT INCOME	$ 24,044	$ 34,773	$ 28,890
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:			
Net realized gains (losses) from investment transactions			
Non-controlled/non-affiliated investments	$ (23,205)	$ (26,334)	$ (28,893)
Non-controlled affiliated investments	(1,334)	(399)	(197)
Controlled affiliated investments	(6,644)	(33)	—
Derivatives	—	—	(2,095)
Net realized gain (loss) on investments	(31,183)	(26,766)	(31,185)
Net change in unrealized appreciation (depreciation) on:			
Non-controlled/non-affiliated investments	(2,446)	6,696	(8,298)
Non-controlled affiliated investments	(4,085)	980	(1,428)
Controlled affiliated investments	7,317	(4,354)	(10,601)
Derivatives	220	—	2,412
Net change in unrealized gain (loss) on investments	1,006	3,322	(17,915)
Tax (provision) benefit on realized and unrealized (gains) losses on investments	853	414	(786)
Net realized and unrealized appreciation (depreciation) on investments, net of taxes	(29,324)	(23,030)	(49,886)
Realized gains (losses) on extinguishment of debt	(655)	(362)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ (5,935)	$ 11,381	$ (20,996)
Net Increase (Decrease) In Net Assets Resulting from Operations per Common Share:			
Basic and Diluted:	$ (0.64)	$ 1.20	$ (2.18)
Net Investment Income Per Common Share:			
Basic and Diluted:	$ 2.59	$ 3.66	$ 3.00
Weighted Average Shares of Common Stock Outstanding—Basic and Diluted	9,272,809	9,509,396	9,634,468

(1) During the years ended December 31, 2024, December 31, 2023 and December 31, 2022, the Company received $0.1 million, $0.6 million and $— million, respectively, of non-recurring fee income that was paid in-kind and included in this financial statement line item.

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Corporate Leverage & Liquidity Cash and Cash Equivalents ? Unrestricted cash and cash equivalents totaled $17.5 million as of December 31, 2024 ? Restricted cash of $22.4 million as of December 31, 2024 Debt Summary ? As of December 31, 2024, par value of outstanding borrowings was $267.5 million; there was $40.5 million of available borrowing capacity under the Senior Secured Revolving Credit Facility. 17

PORTMAN RIDGE

Regular Distribution Information[1]

Date Declared	Record Date	Payment Date	Distribution per Share
3/13/2025	3/24/2025	3/31/2025	$0.54[2]
11/7/2024	11/19/2024	11/29/2024	$0.69
8/8/2024	8/22/2024	8/30/2024	$0.69
5/8/2024	5/21/2024	5/31/2024	$0.69
3/11/2024	3/20/2024	3/31/2024	$0.69
11/9/2023	11/22/2023	11/31/2023	$0.69
8/9/2023	8/22/2023	8/31/2023	$0.69
5/10/2023	5/22/2023	5/31/2023	$0.69
3/9/2023	3/20/2023	3/31/2023	$0.68
11/8/2022	11/24/2022	12/13/2022	$0.67
8/10/2022	8/16/2022	9/2/2022	$0.63
5/10/2022	5/24/2022	6/7/2022	$0.63
3/10/2022	3/21/2022	3/30/2022	$0.63
11/3/2021	11/15/2021	11/30/2021	$0.62
8/4/2021	1 for 10 Reverse Stock Split effective 8/26/21		
8/4/2021	8/17/2021	8/31/2021	$0.60
5/6/2021	5/19/2021	6/1/2021	$0.60
2/12/2021	2/22/2021	3/2/2021	$0.60
10/16/2020	10/26/2020	11/27/2020	$0.60
8/5/2020	8/17/2020	8/28/2020	$0.60
3/17/2020	5/7/2020	5/27/2020	$0.60
2/5/2020	2/18/2020	2/28/2020	$0.60
11/5/2019	11/15/2019	11/29/2019	$0.60
8/5/2019	8/12/2019	8/29/2019	$0.60

(1) The Company completed a Reverse Stock Split of 10 to 1 effective August 26, 2021, the distribution per share amounts have been adjusted retroactively to reflect the split for all periods presented.
(2) The Company declared a regular quarterly base distribution of $0.47 per share of common stock and a supplemental cash distribution of $0.07 per share of common stock. The distribution is payable on March 31, 2025 to stockholders of record at the close of business on March 24, 2025.

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